Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                  of 1934 ( Amendment No. )

Filed by Registrant  X
Filed by Party other than Registrant

Check the appropriate box:

   Preliminary Proxy Statement
x  Definitive Proxy Statement
   Definitive Additional Materials
   Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

Bridgford Foods Corporation
(Name of Registrant as Specified in its Charter)

Raymond F. Lancy
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee ( Check the appropriate box):

 x $125 per Exchange Act Rules 0-11 (c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
   $500 per each party to the controversy pursuant to Exchange Act Rules 14a-6(i)(3)
   Fee Computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4) Proposed aggregate value of the transaction:

   Check box if any part of fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsettting fee was paid previously. Identify the previous filing by registration statement number, of Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:
                         BRIDGFORD FOODS CORPORATION

                                --------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                MARCH 20, 1996

                                --------------


To the Shareholders of
BRIDGFORD FOODS CORPORATION:

         The annual meeting of the shareholders of Bridgford Foods Corporation, a California corporation (the "Company"), will be held at the Holiday Inn, 222
W. Houston Avenue, Fullerton, California, on Wednesday, March 20, 1996 at 10:00 a.m., for the following purposes:

                 (1) To elect eight directors to hold office for one year or until their successors are elected and qualified.

                 (2) To ratify the appointment of Price Waterhouse LLP as independent public accountants of the Company for its fiscal year commencing November 4, 1995.

                 (3) To transact such other business as may properly come before the meeting.

         Shareholders of record at the close of business on February 12, 1996 are entitled to notice of and to vote at said meeting or any adjournment thereof.

         ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, TO ASSURE YOUR REPRESENTATION AT THE MEETING, THE BOARD OF DIRECTORS RESPECTFULLY URGES YOU TO SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF YOU ATTEND THE MEETING IN PERSON, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR OWN SHARES.


                                         By order of the Board of Directors



                                         William L. Bridgford
                                         Secretary


Anaheim, California
February 14, 1996

                         BRIDGFORD FOODS CORPORATION
              1308 NORTH PATT STREET, ANAHEIM, CALIFORNIA  92801

                                 -----------

                               PROXY STATEMENT

                                 -----------

           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 20, 1996

         The enclosed proxy is solicited by the Board of Directors of Bridgford Foods Corporation, a California corporation (the "Company"), for use at the annual meeting of shareholders of the Company (the "Annual Meeting") to be held at the Holiday Inn, 222 W. Houston Avenue, Fullerton, California, on Wednesday, March 20, 1996 at 10:00 a.m., and at any adjournment thereof. All shareholders of record at the close of business on February 12, 1996 are entitled to notice of and to vote at such meeting. This Proxy Statement and the accompanying proxy are being mailed on or about February 14, 1996.

         The persons named as proxies were designated by the Board of Directors and are officers and directors of the Company. Any proxy may be revoked or superseded by executing a later proxy or by giving notice of revocation in writing prior to, or at, the Annual Meeting, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of the proxy. All proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting, and not revoked, will be voted in accordance with the instructions given in the proxy. If a choice is not specified in the proxy, the proxy will be voted FOR election of the director nominees listed below and FOR ratification of the Company's appointment of Price Waterhouse LLP as independent public accountants for the Company. Management does not know of any matters which will be brought before the Annual Meeting other than those specifically set forth in the notice hereof. However, if any other matter properly comes before the Annual Meeting, it is intended that the proxies, or their substitutes, will vote on such matters in accordance with their best judgment.

         All expenses incurred in connection with this solicitation will be borne by the Company. The Company will reimburse brokers and others who incur costs to send proxy materials to beneficial owners of stock in a broker or nominee name.

         At the close of business on February 12, 1996, there were 9,396,933 shares of common stock of the Company outstanding. Each share of common stock entitles the holder thereof to one vote on each matter to be voted upon by such shareholders.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

         The directors of the Company are elected annually to serve until the next annual meeting of the shareholders or until their respective successors are elected. At the Annual Meeting, eight directors are to be elected. Each of these individuals has served as a director since the last annual meeting. All current directorships are being filled.

         Unless otherwise instructed, shares represented by the proxies will be voted for the election of the nominees listed below. Each nominee has indicated that he is willing and able to serve as director if elected. In the event that any of such nominees shall become unavailable for any reason, an event which management does not anticipate, it is intended that proxies will be voted for substitute nominees designated by management.

         The following table and biographical summaries set forth, with respect to each nominee for director, his age, the positions he holds in the Company and the year in which he first became a director of the Company. Data with respect to the number of shares of the Company's Common Stock beneficially owned by each of such directors as of February 12, 1996 appears on page 4 of this Proxy Statement.

                                                                                                    YEAR
                                                                                                FIRST BECAME
    NAME                  AGE              CURRENT POSITION AT THE COMPANY(1)                     DIRECTOR
    ----                  ---              ----------------------------------                   ------------
Allan L. Bridgford         61             Chairman and Member of the
                                           Executive Committee                                      1952
Robert E. Schulze          61             President and Member of the
                                          Executive Committee                                       1980
H. Wm. Bridgford           64             Chairman of the Executive Committee
                                          and Vice President                                        1952
Paul  A. Gilbert           53             Director                                                  1993
John W. McNevin            72             Director                                                  1987
Steven H. Price            55             Director                                                  1988
Norman V. Wagner II        66             Director                                                  1990
Paul R. Zippwald           58             Director                                                  1992

(1) H. Wm. Bridgford, Allan L. Bridgford and Robert E. Schulze are full-time employees of the Company. H. Wm. Bridgford and Allan L. Bridgford are brothers.


DIRECTORS

      Allan L. Bridgford, elected Chairman in March of 1995, served previously as President of the Company for more than five years and has been a full-time employee of the Company since 1957.

      Robert E. Schulze, elected President in March of 1995, served previously as Executive Vice President, Secretary and Treasurer of the Company for more than five years. Mr. Schulze has been a full-time employee of the Company since 1964.

      H. Wm. Bridgford, Chairman of the Executive Committee and Vice President, previously served as Chairman of the Board of the Company for more than five years and has been a full time employee of the Company since 1955.

      Paul A. Gilbert is Senior Vice President, Sales, Smith Barney, Inc. and was formerly with Kidder, Peabody & Co. Incorporated, an investment banking firm. Mr. Gilbert has held these positions for more than the past five years.

      John W. McNevin is Vice President of Eastman/Office Depot, Inc., an office supply company, a position he has held for more than the past five years.

      Steven H. Price has been in the family property management business for more than the past five years. Mr. Price also was active as an avocado farmer for more than five years prior to the sale of his property in 1991.

      Norman V. Wagner II was President of Signal Landmark Properties, Inc., a real estate development firm, from 1976 until his retirement in 1988. Mr. Wagner is currently retired.

      Paul R. Zippwald was Regional Vice President and Head of Commercial Banking for Bank of America NT&SA, North Orange County, California, for more than five years prior to his retirement in July 1992.

      During fiscal year 1995 the Company's Board of Directors held 12 regular monthly meetings. Each of the nominees holding office attended at least 75% of the monthly meetings. Non-employee directors were paid $700 for each meeting attended. Employee directors received no additional compensation for their services.


COMPENSATION AND AUDIT COMMITTEES

      During fiscal 1995, the Board of Directors maintained two committees, the Compensation Committee and the Audit Committee. The Compensation Committee consisted of Messrs. Gilbert, McNevin, Price, Wagner and Zippwald, each of whom served thereon without additional compensation. Each of these individuals were non-employee directors. The Compensation Committee is responsible for establishing and administering the Company's compensation arrangements for all executive officers. The Compensation Committee held two formal meetings during fiscal 1995, each of which was attended by all committee members.

      The Audit Committee consisted of Messrs. Gilbert, McNevin, Price, Wagner and Zippwald, each of whom served thereon without additional compensation. The Audit Committee meets periodically with the Company's independent public accountants and reviews the Company's accounting policies and internal controls. It also reviews the scope and adequacy of the independent accountants' examination of the Company's annual financial statements. In addition, the Audit Committee recommends the firm of independent public accountants to be retained by the Company and approves all material non-audit services provided by them. The Audit Committee held two formal meetings during fiscal 1995, each of which was attended by all committee members.

EXECUTIVE OFFICERS

      The Company has five executive officers elected on an annual basis to serve at the pleasure of the Board of Directors:

         Allan L. Bridgford                        Chairman(1)
         Robert E. Schulze                         President(1)
         H. Wm. Bridgford                          Vice President(1)
         Salvatore F. DeGeorge                     Senior Vice President
         Lawrence D. English                       Vice President

(1) Messrs. Allan L. Bridgford, Robert E. Schulze and H. Wm. Bridgford are each members of the Company's Executive Committee which acts in the capacity of Chief Executive Officer of the Company.

         A biographical summary regarding Messrs. Allan L. Bridgford, Robert E. Schulze and H. Wm. Bridgford is set forth above under the caption "Directors." Biographical information with respect to the Company's other executive officers is set forth below:

         Salvatore F. DeGeorge, age 65, has served as a Vice President of the Company for more than the past five years and was elected Senior Vice President in 1990.

         Lawrence D. English, age 64, has served as a Vice President of the Company for more than the past five years.

                     PRINCIPAL SHAREHOLDERS AND MANAGEMENT

        The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company's Common Stock as of February 14, 1996 by each shareholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, by each director, by each executive officer named in the Summary Compensation Table and by all officers and directors as a group:


                AMOUNT AND NATURE OF SHARES BENEFICIALLY OWNED

                                                                                                   PERCENTAGE OF
                                SOLE                  SHARED                                       OUTSTANDING
  NAME AND ADDRESS           VOTING AND             VOTING AND                TOTAL                   SHARES
OF BENEFICIAL OWNER       INVESTMENT POWER      INVESTMENT POWER(1)    BENEFICIALLY OWNED       BENEFICIALLY OWNED
-------------------       ----------------      -------------------    ------------------       ------------------
Bridgford Industries          5,914,378                  --                 5,914,378                  62.94
Incorporated
  1308 N. Patt St.
  Anaheim, CA 92801
H. Wm. Bridgford                 50,224              5,914,378              5,964,602                  63.47
  1308 N. Patt St.
  Anaheim, CA 92801
Allan L. Bridgford              116,976              5,914,378              6,031,354                  64.18
  1308 N. Patt St.
  Anaheim, CA 92801
Bruce H. Bridgford                4,949              5,914,378              5,919,327                  62.99
  1308 N. Patt St.
  Anaheim, CA 92801
Baron R.H. Bridgford              1,518              5,914,378              5,915,896                  62.96
  170 North Green St.
  Chicago, IL 60607
Robert E. Schulze               135,505                  --                   135,505                   1.44
Salvatore F. DeGeorge             2,085                  --                     2,085                    *
Lawrence D. English               4,366                  --                     4,366                    *
Paul A. Gilbert                     500                  --                       500                    *
John W. McNevin                   2,511                  --                     2,511                    *
Steven H. Price                   1,155                  --                     1,155                    *
Norman V. Wagner II               1,125                  --                     1,125                    *
Paul R. Zippwald                    200                  --                       200                    *

All directors officers
  as a group                                             --
  and beneficial owners of
  more than 5% of common
  stock (13 persons)          6,235,492                  --                 6,235,492                  66.36

 *  Less than one percent (1%).

(1) Represents shares beneficially owned by Bridgford Industries Incorporated, a Delaware corporation ("BII"), which presently has no other significant business or assets. Allan L. Bridgford, H. Wm. Bridgford, Baron R.H. Bridgford and Bruce H. Bridgford presently own 17.50%, 10.75%, 9.58% and 10.29%, respectively, of the outstanding voting capital stock of BII and each has the right to vote as trustee or custodian for other stockholders of BII 0%,.58%, 2.91% and 1.21%, respectively, of such outstanding voting capital stock. The remaining percentage of BII stock (47.18%) is owned of record, or beneficially, by 39 additional members of the Bridgford family. Historically, H. Wm. Bridgford and Allan L. Bridgford, as members of the board of directors of BII, have jointly voted all shares owned by BII.

COMPLIANCE WITH SECTION 16(a)

          Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers, and holders of more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Based solely upon information provided to the Company by individual directors and executive officers, the Company believes that during the preceding fiscal year its officers, directors and holders of more than 10% of its Common Stock complied with all Section 16(a) filing requirements.

                       COMPENSATION OF EXECUTIVE OFFICERS

          The following table sets forth summary information concerning compensation paid or accrued by the Company for services rendered during the three fiscal years ended 1993, 1994 and 1995 to the Company's chief executive officer and the four remaining most highly paid executive officers whose salary and bonus exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                      ANNUAL COMPENSATION                                  LONG-TERM COMPENSATION
                                      -------------------                                  ----------------------
                                                                                            AWARDS        PAYOUTS
                                                                                           --------       -------
                                                                     OTHER(4)                                          ALL(5)
                                                                     ANNUAL    RESTRICTED                  LTIP        OTHER
                                                                     COMPEN-     STOCK     OPTIONS/       PAYOUTS     COMPEN-
NAME AND PRINCIPAL POSITION      YEAR   SALARY($)   BONUS($)         SATION      AWARDS    SARS(#)          ($)      SATION($)
---------------------------      ----   ---------   --------         -------   ----------  --------       -------    ---------
Allan L. Bridgford,              1995*   168,217    320,000(2)(3)       -         -0-        -0-            -0-        3,500
  Chairman of the                1994    155,155    300,000(2)(3)       -         -0-        -0-            -0-        3,500
  Board(1)                       1993    137,259    250,000(2)(3)       -         -0-        -0-            -0-        3,500

Robert E. Schulze                1995*   168,217    320,000(2)(3)       -         -0-        -0-            -0-          -
  President(1)                   1994    155,155    300,000(2)(3)       -         -0-        -0-            -0-          -
                                 1993    137,259    250,000(2)(3)       -         -0-        -0-            -0-          -

H. Wm. Bridgford                 1995*   168,217    320,000(2)(3)       -         -0-        -0-            -0-        3,222
  Vice President and             1994    155,155    300,000(2)(3)       -         -0-        -0-            -0-        3,222
  Chairman of the                1993    137,259    250,000(2)(3)       -         -0-        -0-            -0-        3,200
  Executive Committee(1)

Salvatore F. DeGeorge            1995*    74,905    110,837(3)          -         -0-        -0-            -0-          -
  Senior Vice President          1994     68,780    109,307(3)          -         -0-        -0-            -0-          -
                                 1993     64,780     96,131(3)          -         -0-        -0-            -0-          -

Lawrence D. English              1995*    56,785     64,625             -         -0-        -0-            -0-          -
 Vice President                  1994     52,580     59,518             -         -0-        -0-            -0-          -
                                 1993     46,640     57,109             -         -0-        -0-            -0-          -

 *   - 53 weeks in 1995 versus 52 weeks in 1994 and 1993.

(1) Messrs. H. Wm. Bridgford, Allan L. Bridgford and Robert E. Schulze are members of the Company's Executive Committee which acts in the capacity of Chief Executive Officer of the Company.

(2) Represents deferred contingent compensation payable over periods of five years pursuant to bonuses granted by the Company's Compensation Committee.

(3) Includes amounts related to the Deferred Compensation Savings Plan as follows: H. Wm. Bridgford, Allan L. Bridgford and Robert E. Schulze- -$25,000 each in 1993 and $50,000 each in 1994 and 1995; Salvatore F.
     DeGeorge $12,500 in 1993 and $25,000 in 1994 and 1995. The Deferred Compensation Savings Plan enables certain employees designated by the Board of Directors to elect, during November of each calendar year, to defer the payment of a specified portion of their future compensation to subsequent years. The Company's obligation to pay the sums deferred is unsecured. Deferred sums are payable to participants upon retirement or termination of employment. In fiscal 1995, all sums deferred under the Deferred Compensation Savings Plan earned an interest rate of 10.24%. In future years the yield on these deferrals is credited at Moody's Investors Service, Inc. average seasoned bond rate plus 2%. Under current federal tax law, a participant will not be taxed on the amount of compensation deferred until it is paid to the participant pursuant to the Deferred Compensation Savings Plan.

(4) Other annual compensation does not exceed the lesser of $50,000 or 10% of the total salary and bonus reported for any of the named executives.

(5) Represents premiums paid by the Company in connection with split dollar insurance policies.

                                RETIREMENT PLAN

     The Company has a defined benefit plan ("Plan") for those of its employees not covered by collective bargaining agreements. The Plan, administered by a major life insurance company, presently provides that participants receive an annual benefit on retirement equal to 1 1/2% of their total compensation from the Company during their period of participation from 1958. Benefits are not reduced by Social Security payments or by payments from other sources and are payable in the form of fully-insured monthly lifetime annuity contracts commencing at age 65 or the participant's date of retirement, whichever is later. Based on projections used for computing benefits under the Plan, the estimated annual benefits at normal retirement would be as follows: Allan L. Bridgford--$52,091; Robert E. Schulze--$47,829; H. Wm. Bridgford--$44,156 Salvatore F. DeGeorge--$30,199 and Lawrence D. English--$20,153; all officers as a group (5 persons)--$194,428.


                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     Retirement benefits otherwise available to key executives under the Company's Plan have been limited by the effects of the Tax Equity and Fiscal Responsibility Act of 1982 ("TEFRA") and the Tax Reform Act of 1986 ("TRA"). To offset the loss of retirement benefits associated with TEFRA and TRA, the Company has adopted a non-qualified "makeup" benefit plan (Supplemental Executive Retirement Plan). Benefits will be provided under this plan for key employees equal to 60% of their final average earnings minus any pension benefits and primary insurance amounts available to them under Social Security. However, in all cases the combined benefits are capped at $120,000 per year. Eligibility is determined by the Board of Directors of the Company and the projected annual benefits to be paid at normal retirement date to those presently selected are as follows: Allan L. Bridgford--$51,546; Robert E. Schulze--$55,659; H. Wm. Bridgford--$61,422 Salvatore F. DeGeorge--$49,189;
all officers as a group (4 persons)--$217,816.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graphs on page 9 and 10 shall not be incorporated by reference into any such filings.


                      REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Company consists of the outside members of the Board of Directors. During fiscal 1995, the Compensation Committee consisted of Messrs. Gilbert, McNevin, Price, Wagner and Zippwald. The Company's executive compensation policy's aim is to attract, retain and motivate key employees while making sure that a relationship exists between executive compensation and the Company's performance. Accordingly, the Company policy of compensation for its executive officers is to combine annual base salaries with bonuses based upon corporate performance.

     Historically, the Company has been principally managed by an Executive Committee consisting of senior executive officers of the Company. The Executive Committee, as a unit, serves as the Company's "Chief Executive Officer". The Executive Committee currently consists of three members. The current members are Allan L. Bridgford, Chairman of the Board of Directors, Robert E. Schulze, President, and H. Wm. Bridgford, Chairman of the Executive Committee and Vice President. For the last several years, the Compensation Committee has determined that each member of the Executive Committee should be compensated on an equal basis.

     The current compensation plan sets forth a minimum base salary of $2,000 per week for each member of the Executive Committee plus incentive amounts that may be earned as additional future salary and/or as deferred contingent compensation ("bonuses"). The Compensation Committee deems continuity of management to be an important consideration for the long-term success of the business and, therefore, payments of bonuses are currently deferred over a five year period. No interest is paid or accrued on the earned but unpaid bonuses. Consistent with the compensation policy for all of the Company's corporate officers, as discussed below, the principal factor used by the Compensation Committee to determine the bonuses to be paid the members of the Executive Committee is the measure of the Company's performance which is based upon the Company's pretax income and return on shareholders' equity for the current fiscal year.

     The Compensation Committee has elected not to provide incentive compensation in the form of stock options, stock appreciation rights, restricted stock or other similar plans. The Compensation Committee also directs that perquisite compensation be minimal for members of the Executive Committee. Members of the Executive Committee are not to be provided with country club memberships, Company automobiles or other similar perquisites.

     Compensation for executive officers other than those on the Executive Committee are recommended to the Compensation Committee by the Executive Committee which regularly reports to the Board of Directors and the Compensation Committee on compensation matters relating to other corporate officers. All corporate officers, top-level managers and many midlevel managers receive compensation determined by performance based criteria, including both individual and team accomplishments.

                                                   COMPENSATION COMMITTEE

                                                   Paul A. Gilbert
                                                   John W. McNevin
                                                   Steven H. Price
                                                   Norman V. Wagner II
                                                   Paul R. Zippwald

                               PERFORMANCE GRAPHS

The comparative stock performance graphs shown below compare the yearly change in cumulative value of Bridgford Foods Corporation's common stock with certain index values for both the five and ten year periods ended November 3, 1995. Both graphs set the beginning value of Bridgford common stock and the indexes at $100. All calculations assume reinvestment of dividends on a monthly basis. The five year graph is in dollars and the ten year graph is in thousands of dollars. The peer group consists of eighteen companies, including the Company, that comprised the Meat and Poultry Industry Group of Media General Financial Services. The group includes Bob Evans Farms, Inc.; Cagles', Inc.; Hormel Foods Corp.; Hudson Foods, Inc.; IBP, Incorporated; Thorn Apple Valley, Inc.; Tyson Foods, Inc.; Western Beef Inc. and others.

NOTE: The stock price performance shown on the following graphs is not necessarily indicative of future price performance.


                         TOTAL RETURN TO SHAREHOLDERS
                             FIVE YEAR COMPARISON

FISCAL YEAR        1990      1991     1992       1993      1994       1995
-----------        ----      ----     ----       ----      ----       ----
Bridgford          100        203      236        164       164        155
S & P 500          100        129      142        163       169        217
Peer Group         100        139      154        174       196        224


Source: Standard & Poor's Compustat Services, Inc.
Assumes $100 invested November 2, 1990
Assumes dividends reinvested
Fiscal year ending November 3, 1995

                         TOTAL RETURN TO SHAREHOLDERS
                             TEN YEAR COMPARISON


FISCAL YEAR      1985   1986    1987    1988   1989   1990    1991    1992    1993    1994    1995
-----------      ----   ----    ----    ----   ----   -----  -----    -----  -----   -----    -----
Bridgford         100    121     306     623    997   1,209  2,454    2,856  1,984   1,977    1,877
S & P 500         100    133     141     164    206     196    253      278    319     332      425
Peer Group        100    168     173     186    231     233    323      358    406     456      522


Source: Standard & Poor's Compustat Services, Inc.
Assumes $100 invested November 1, 1985
Assumes dividends reinvested
Fiscal year ending November 3, 1995


          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company has no employment contracts and has no change in control agreements.

     No member of the Compensation Committee is a former or current officer or employee of the Company or any of its subsidiaries. The Company is not aware of any transaction involving any member of the Compensation Committee that would require disclosure for "Compensation Committee Interlocks and Insider Participation".


                           RELATED PARTY TRANSACTIONS

     The Company is not aware of any related party transactions that would require disclosure.

                                   PROPOSAL 2

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Audit Committee of the Board of Directors has, subject to ratification by the shareholders, appointed Price Waterhouse LLP as independent public accountants for the Company for the fiscal year commencing November 4, 1995. Price Waterhouse LLP has been the Company's independent public accountants since 1958.

     Proxies received in response to this solicitation will be voted in favor of the approval of such firm unless otherwise specified in the proxy. A representative of Price Waterhouse LLP will be present at the meeting and available for questions and will have the opportunity to make a statement if they so desire.


                                     VOTING

     Every shareholder, or his proxy, entitled to vote upon the election of directors may cumulate his or her votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which his shares are entitled, or distribute his or her votes on the same principle among as many candidates as he thinks fit. No shareholder or proxy, however, shall be entitled to cumulate votes unless such candidate or candidates have been nominated prior to the voting and the shareholder has given notice at the meeting, prior to the voting, of the shareholder's intention to cumulate such shareholder's votes. If any one shareholder gives such notice, all shareholders may cumulate their votes for candidates in nomination. An affirmative vote of a majority of the shares present and voting at the meeting is required for approval of all items being submitted to the shareholders for their consideration.


                             SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the 1997 Annual Meeting of Shareholders must be received at the Company's principal office no later than October 9, 1996 in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.


                                 OTHER MATTERS

     The Board of Directors is not aware of any matters to be acted upon at the meeting other than the election of directors and the ratification of the appointment of Price Waterhouse LLP. If, however, any other matter shall properly come before the meeting, the persons named in the proxy accompanying this statement will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment.


                              FINANCIAL STATEMENTS

     The annual report of the Company for the fiscal year ended November 3, 1995 accompanies this proxy statement but is not a part of the proxy solicitation material.

                                        By order of the Board of Directors

                                        William L. Bridgford
                                        Secretary
February 14, 1996

--------------------------------------------------------------------------------
                                   FORM 10-K

The Corporation will furnish without charge to each person whose proxy is being solicited, upon request of any such person, a copy of the Annual Report of the Corporation on Form 10-K for the fiscal year ended November 3, 1995, as filed with the Securities and Exchange Commission, including financial statements and schedules thereto. Such report was filed with the Securities and Exchange Commission on or about February 1, 1996. Requests for copies of such report should be directed to the Treasurer, Bridgford Foods Corporation, P.O. Box
3773, Anaheim, California 92803.
--------------------------------------------------------------------------------

                          BRIDGFORD FOODS CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      1996 ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD MARCH 20, 1996

    The undersigned shareholder of BRIDGFORD FOODS CORPORATION, a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated February 14, 1996, and hereby appoints H. Wm. Bridgford and Allan L. Bridgford, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1996 Annual Meeting of Shareholders of BRIDGFORD FOODS CORPORATION, to be held on March 20, 1996 at 10:00 a.m., local time, at the Holiday Inn, 222 W. Houston Avenue, Fullerton, California, and at any adjournment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

1.  ELECTION OF DIRECTORS:

    FOR all nominees listed below (except as indicated) WITHHELD

H. Wm. Bridgford          Allan L. Bridgford        Robert E. Schulze         Paul A. Gilbert
John W. McNevin           Steven H. Price           Norman V. Wagner II       Paul R. Zippwald

If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:

H. Wm. Bridgford          Allan L. Bridgford        Robert E. Schulze         Paul A. Gilbert
John W. McNevin           Steven H. Price           Norman V. Wagner II       Paul R. Zippwald

2. PROPOSAL TO RATIFY APPOINTMENT OF PRICE WATERHOUSE LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR 1996:

                     / / FOR      / / AGAINST      / / ABSTAIN

    and in their discretion, upon such other matter or matters that may properly come before the meeting or any adjournment thereof.

                            (continued on reverse side)

                         (continued from reverse side)

    THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF PRICE WATERHOUSE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.


                              # of shares            Dated:               , 1996
---------------------------               -------          ---------------
   Name (Please Print)

                                                     ---------------------------
                                                              Signature


                                                     ---------------------------
                                                              Signature

                                                     (This Proxy should be
                                                     marked, dated and signed by
                                                     the shareholder(s) exactly
                                                     as his or her name appears
                                                     hereon, and returned
                                                     promptly in the enclosed
                                                     envelope. Persons signing
                                                     in a fiduciary capacity
                                                     should so indicate. If
                                                     shares are held by joint
                                                     tenants or as community
                                                     property, both should
                                                     sign.)